SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 1996

                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)


Michigan                            000-23222                  38-2252096
(State or other jurisdiction)   Commission File Number)      (IRS Employer
                                                          Identification No.)

                 4259 40th Street, SE, Kentwood, Michigan 49512
               --------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (616) 949-7604
               ---------------------------------------------------

Item 5.  Other Events.

         By a letter dated July 22, 1996, Mr. Ronald P. White resigned as a director and as President and Chief Operating Officer of the Registrant. By a letter dated July 29, 1996, Mr. James F. White resigned as a director of the Registrant. The Board of Directors has elected Thomas U. Young, the existing Vice Chairman of the Board of the Company, to replace Mr. Ronald P. White as President and Chief Operating Officer, and has nominated Mr. Peter L. Frechette, the Chairman, President and Chief Exective Officer of Patterson Dental Company, for election as a director at the next annual meeting of shareholders of the Registrant. These events are more fully described in the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1 -- Press  Release  dated July 25, 1996
                  Exhibit 99.2 -- Press Release dated August 9, 1996

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FINISHMASTER, INC.


                                     By:  /s/ Andre B. Lacy
                                          ----------------------------------
                                          Andre B. Lacy, Chairman of
                                          the Board and Chief Executive
                                          Officer